Exhibit 99.1
The following information regarding the trust portfolio is as of April 30, 2023.
For purposes of the tables below, “Number of Accounts” refers to all accounts in the trust portfolio, including any accounts that are inactive accounts and zero-balance accounts, which in some cases may be closed accounts that have not yet been removed from the originator’s computer system and from the trust portfolio. The originator may from time to time remove inactive accounts from its computer system and from the trust portfolio for purposes of administrative efficiency. Because the future composition of the trust portfolio will change over time, these tables are not indicative of the composition of the trust portfolio at any subsequent time.
Composition by Retailer Type
Trust Portfolio

Retailer Type	Percentage of Total Principal Receivables
Soft Goods	38.82%
Co-Brand	32.44%
Jewelry	20.02%
Furniture	7.10%
Department Store	1.58%
Other	0.05%
Total(1)	100.00%
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(1)    Percentages may not add up to the total due to rounding.
The table immediately below sets forth the companies, including each of their respective affiliates, that have credit card programs, or groups of credit card programs, that account for more than 7.5% of principal receivables balances in the trust portfolio as of April 30, 2023. Except for the companies listed below, no other company’s credit card program, or group of credit card programs, accounts for more than 7.5% of the principal receivables in the trust portfolio as of April 30, 2023.

Composition by Retailer Group of
Trust Portfolio
(Dollars in Thousands; Accounts in Thousands)

Retailer Group(1)	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percentage of Total Principal Receivables
Signet Retail Group	2,514	7.90%	$ 1,200,021	19.87%
L Brands, Inc. Retail Group.	8,559	26.89%	$ 915,882	15.16%
Retailer Groups less than 7.5%	20,753	61.56%	$ 3,924,695	64.97%
Total(2)	31,825	100.00%	$ 6,040,597	100.00%
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(1)    Includes each individual retailer in the trust commonly owned by the retailer group.
(2)    Amounts and percentages may not add up to the total due to rounding.

Composition by Individual Retailer of
Trust Portfolio
(Dollars in Thousands; Accounts in Thousands)

Retailer	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percentage of Total Principal Receivables
Victoria's Secret PL Total	8,237	25.88%	$ 857,332	14.19%
Kay Jewelers PL	1,869	5.87%	$ 829,376	13.73%
Caesar's Entertainment	676	2.12%	$ 719,569	11.91%
Comenity Card BC	1,044	3.28%	$ 484,494	8.02%
Jared PL	603	1.90%	$ 363,496	6.02%
Loft Mastercard CB	958	3.01%	$ 281,684	4.66%
Torrid PL	1,317	4.14%	$ 245,600	4.07%
Lane Bryant PL	1,799	5.65%	$ 217,422	3.60%
Sony VISA CB	251	0.79%	$ 208,845	3.46%
Express PL	1,704	5.36%	$ 190,158	3.15%
Other Retailers(1)	13,366	42.00%	$ 1,642,622	27.19%
Total(2)	31,825	100.00%	$ 6,040,597	100.00%
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(1)    Retailers individually representing a lesser percentage of principal receivables balances in the trust portfolio as of April 30, 2023.
(2)    Amounts and percentages may not add up to the total due to rounding.

Composition by Account Balance
Trust Portfolio
(Dollars in Thousands; Accounts in Thousands)

Account Balance Range	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percentage of Total Principal Receivables
Credit Balance	525	1.65%	$ (12,944)	(0.21)%
No Balance	24,325	76.43%	$ -	-
$0.01 - $500.00	4,177	13.13%	$ 741,0767	12.27%
$500.01 - $1,000.00	1,120	3.52%	$ 813,710	13.47%
$1,000.01 - $2,000.00	921	2.89%	$ 1,302,147	21.56%
$2,000.01 - $3,000.00	342	1.08%	$ 835,877	13.84%
$3,000.01 - $4,000.00	158	0.50%	$ 545,818	9.04%
$4,000.01 - $5,000.00	84	0.26%	$ 376,493	6.23%
$5,000.01 - $6,000.00	50	0.16%	$ 274,999	4.55%
$6,000.01 - $7,000.00	33	0.10%	$ 212,858	3.52%
$7,000.01 - $8,000.00	22	0.07%	$ 166,790	2.76%
$8,000.01 - $9,000.00	16	0.05%	$ 135,939	2.25%
$9,000.01 - $10,000.00	12	0.04%	$ 111,781	1.85%
$10,000.01 or more	38	0.12%	$ 536,053	8.87%
Total(1)	31,825	100.00%	$ 6,040,597	100.00%
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(1)    Amounts and percentages may not add up to the total due to rounding.

Composition by Credit Limit
Trust Portfolio
(Dollars in Thousands; Accounts in Thousands)

Credit Limit Range	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percentage of Total Principal Receivables
No Credit Limit	297	0.93%	$ 8,663	0.14%
$0.01 - $500.00	5,419	17.03%	$ 193,004	3.20%
$500.01 - $1,000.00	9,390	29.51%	$ 411,153	6.81%
$1,000.01 - $2,000.00	6,277	19.72%	$ 913,639	15.12%
$2,000.01 - $3,000.00	2,333	7.33%	$ 883,784	14.63%
$3,000.01 - $4,000.00	1,552	4.88%	$ 610,312	10.10%
$4,000.01 - $5,000.00	1,989	6.25%	$ 490,875	8.13%
$5,000.01 - $6,000.00	948	2.98%	$ 360,755	5.97%
$6,000.01 - $7,000.00	636	2.00%	$ 293,808	4.86%
$7,000.01 - $8,000.00	706	2.22%	$ 275,466	4.56%
$8,000.01 - $9,000.00	498	1.57%	$ 279,628	4.63%
$9,000.01 - $10,000.00	533	1.68%	$ 233,711	3.87%
$10,000.01 or more	1,247	3.92%	$ 1,085,801	17.98%
Total(1)	31,825	100.00%	$ 6,040,597	100.00%
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(1)    Amounts and percentages may not add up to the total due to rounding.

Composition by Account Age
Trust Portfolio
(Dollars in Thousands; Accounts in Thousands)

Account Age Range	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percentage of Total Principal Receivables
Not More than 12 Months	2,854	8.97%	$ 985,314	16.31%
Over 12 Months to 24 Months	2,348	7.38%	$ 553,743	9.17%
Over 24 Months to 36 Months	2,147	6.75%	$ 393,627	6.52%
Over 36 Months to 48 Months	4,356	13.69%	$ 569,962	9.44%
Over 48 Months to 60 Months	3,287	10.33%	$ 496,094	8.21%
Over 60 Months	16,833	52.89%	$ 3,041,858	50.36%
Total(1)	31,825	100.00%	$ 6,040,597	100.00%
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(1)    Amounts and percentages may not add up to the total due to rounding.
Cardholders whose accounts are designated for the trust portfolio had billing addresses in all 50 states, the District of Columbia and other U.S. territories, except for approximately 0.06% of the principal receivables balance for the trust for which cardholders had billing addresses located outside of the United States, the District of Columbia or other U.S. territories. Except for the five states listed below, no state accounted for more than 5% of the number of accounts or 5% of the total principal receivables balances as of April 30, 2023.

Composition by Billing Address
Trust Portfolio

State	Percentage of Total Number of Accounts	Percentage of Total Principal Receivables
California	10.42%	11.48%
Texas	8.45%	9.22%
Florida	9.01%	7.56%
New York	7.36%	6.43%
Illinois	4.54%	5.44%
The bank uses credit bureau scoring and a proprietary scoring model developed for the bank as tools in the underwriting process and for making credit decisions.  The bank uses credit bureau scoring and a proprietary scoring model also for purposes of monitoring obligor credit quality. The bank’s proprietary scoring model is based on historical data and requires the bank to make various assumptions about future performance.  As a result, the bank’s proprietary model is not intended, and should not be relied upon, to forecast actual future performance.
With respect to credit bureau scoring, the bank utilizes VantageScore® credit scores to assist in its assessment of credit quality. Credit scores are obtained at origination of the account and are refreshed monthly thereafter to assist in predicting obligor behavior. The bank categorizes these credit scores into the following three credit score categories: (i) 661 or higher, which are considered the strongest credits and therefore have the lowest credit risk; (ii) 601 to 660, considered to have moderate credit risk; and (iii) 600 or less, which are considered weaker credits and therefore have the highest credit risk. In certain limited circumstances there are obligor accounts for which a credit score is not available and the bank uses alternative sources to assess credit risk and predict behavior.
The below table reflects the distribution of the accounts designated to the trust portfolio by obligor VantageScore® as of April 30, 2023. Because the future composition of the trust portfolio will change over time, obligor credit quality as shown in the table below is not indicative of obligor credit quality for the trust portfolio at any subsequent time. In addition, the bank’s assessment of obligor credit quality may change over time depending on the conduct of the cardholder and changes in the proprietary scoring models used by the bank.
Composition by Obligor Credit Bureau Score
Trust Portfolio
(Dollars in Thousands)

Obligor Credit Bureau Score Range	Principal Receivables	Percentage of Total Principal Receivables
No Score	$ 904	0.01%
600 or Less	$ 756,339	12.52%
601 - 660	$ 1,707,179	28.26%
661 or Greater	$ 3,576,175	59.20%
Total(1)	$ 6,040,597	100.00%
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(1) Amounts and percentages may not add up to the total due to rounding.